                                                                  EXHIBIT (c)(4)

                             EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of September 17, 1999, by and between Happy Kids Inc., a New York corporation (the "Company"), and Jack M. Benun ("Executive"). The Company and the Executive are each referred to herein individually as a "Party" and collectively as the "Parties."

          WHEREAS, the Executive has entered into that certain Employment Agreement, dated as of January 1, 1998 (the "Old Employment Agreement"), with the Company.

          WHEREAS, the Company and Executive wish to terminate the Old Employment Agreement and the Company and Executive wish to enter into this Agreement to set forth the new employment relationship between the Company and Executive.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Employment. The Company shall employ Executive, and Executive hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning upon the consummation of the Merger and ending as provided in Section 4 hereof (the "Employment Period").

          2. Position and Duties.

               (a) During the Employment Period, Executive shall serve as the President and Chief Executive Officer of the Company and shall have the normal duties, responsibilities and authority of the President and Chief Executive Officer, subject to the power of the Board of Directors of the Company (the "Board"), to expand or limit such duties, responsibilities and authority and to override actions of the President and Chief Executive Officer.

               (b) Executive shall report to the Board, and Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform all duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

               (c) For purposes of this Agreement, "Subsidiaries" shall mean any corporation of which the securities having a majority of the voting power in electing directors are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

          3.   Base Salary and Benefits.

               (a) Executive's base salary shall be $425,000 per annum during the Employment Period (the "Base Salary"), which salary shall be payable in regular installments in accordance with the Company's general payroll practices and shall be subject to customary withholding.

               (b) In addition to the Base Salary, Executive will be eligible to receive an annual bonus based on the Company achieving the annual EBITDA targets as follows:

                    (i) If EBITDA for calendar  year 2000 ("2000  EBITDA") is an amount greater than $29 million, then the 2000 bonus ("2000 Bonus") shall be $1.583, payable in cash, for every $1 by which 2000 EBITDA exceeds $29 million; provided, however, that the 2000 Bonus shall not exceed $1,583,333.33. Notwithstanding the above, in the event that both (a) the 2000 EBITDA is greater than $30 million and (b) the sum of EBITDA for calendar year 1999 ("1999 EBITDA") and 2000 EBITDA is greater than $54 million, then the 2000 Bonus shall be increased by $1.583, payable in cash, for every $1 by which 2000 EBITDA exceeds $30 million, provided however that such increase shall not exceed $1,583,333.33.

                    (ii) If EBITDA for calendar year 2001 ("2001  EBITDA") is an amount greater than or equal to $36 million, then the 2001 bonus shall be paid by the issuance by the Company of stock options for the Company's Common Stock (the "Option"). The Option shall be for 37,075 shares of Common Stock (as adjusted for stock splits, dividends, etc., occurring after the date hereof), which will be 1% of the issued and outstanding common stock immediately following the consummation of the Merger (as defined below). The exercise price of the Option shall be $7.164 (as adjusted for stock splits, dividends, etc. occurring after the date hereof). Notwithstanding the above, in the event that both (a) the 2001 EBITDA is greater than $36 million and (b) the sum of 2000 EBITDA and 2001 EBITDA is greater than $65 million, then the 2001 Bonus shall also include $1.583, payable in cash, for every $1 by which 2001 EBITDA exceeds $36 million, provided however that such amount shall not exceed the 2000 Shortfall. The "2000 Shortfall" shall mean the amount, if any, by which $1,583,333.33 exceeds the 2000 Bonus.

     The bonus for 2000 will be payable no later than five days after receipt by the Company of its audited financial statements, but in no event later than April 30 of the following year. If the Company purchases, exchanges, or otherwise acquires any material stock, assets or liabilities of another company other than in the ordinary course of business consistent with past practice (the "Acquisition"), the parties will mutually agree to reset the above annual EBITDA targets to appropriately reflect the EBITDA of the acquired business; provided, however, that in the absence of such mutual agreement, the 1999 EBITDA, 2000 EBITDA and 2001 EBITDA will be adjusted to ignore any impact relating to such Acquisition that occurred.

               (c) For purposes of this Agreement, "EBITDA" means, with respect to any period, the Company's consolidated audited net income for such period (including or excluding any Acquisition as appropriate, pursuant to Section 3(b)):

                    (i) plus  interest  expense  for such  period to the  extent deducted (included) in computing net income for such period;

                    (ii) plus federal, state, local and foreign income taxes for such period to the extent deducted in computing net income for such period;

                    (iii) plus depreciation expense and amortization expense for such period to the extent deducted in computing net income for such period;

                    (iv) plus non-recurring, non-operating expenses;

                    (v) less  extraordinary  gains for such period to the extent included in computing net income for such period; and

                    (vi) plus the 2000 bonus if expensed in such period.

               (d) During the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible and shall be entitled to a minimum of three weeks vacation each year and paid holidays in accordance with the Company's policy as may be in effect from time to time.

               (e) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

               (f) Notwithstanding the foregoing provisions of this Section 3, upon the occurrence of an Approved Sale (as defined in that certain Shareholders Agreement by and among the Company, HK Merger Corp. and the persons set forth on
Schedule I thereto, and dated the date hereof), after December 31, 1999 and prior to December 31, 2000, the Executive shall be entitled to receive, at such time and in full, the maximum 2000 Bonus, as applicable, only if Executive no longer holds the role and responsibility of President and Chief Executive Officer of the Company. Notwithstanding the foregoing, Executive shall have the option to reduce such bonus payment to an amount which shall be no greater than $1 less than 300% of Executive's "Base Amount," as such term is defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, as determined for the taxable year in which the Approved Sale occurs.

          4.   Termination and Severance.

               (a) The Employment Period shall end on September17, 2002; provided that (i) the Employment Period shall terminate prior to such date upon Executive's resignation, death or Permanent Disability or Incapacity and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. The Employment Period shall be automatically renewed for additional one year periods unless otherwise terminated upon sixty (60) days prior written notice by the Company or the Executive.

               (b) If the Employment Period is terminated by the Company without Cause or if Executive resigns for Good Reason prior to September 17, 2002, Executive shall be entitled to receive immediately upon the date of termination:
(i) his Base Salary and health benefits for one hundred eighty (180) days after the date of termination of Executive's employment and (ii) the maximum 2000 Bonus to which Executive would have been entitled had he been employed by the Company through the end of the term of this Agreement and had he met the applicable EBITDA targets, if and only if Executive (x) has not breached the provisions of Sections 5, 6 and 7 hereof, and (y) has executed and delivered to the Company a general release in form and substance satisfactory to the Company.

               (c) If the Employment Period is terminated by the Company for Cause or Executive resigns without Good Reason, Executive shall be entitled to receive his Base Salary and accrued and unused vacation through the date of termination.

               (d) If the Employment Period is terminated by reason of the Executive's death or Permanent Disability or Incapacity, Executive or his estate or personal representative, as the case may be, shall be entitled to receive his Base Salary at the then current rate for three (3) months after the termination and the pro rata portion (based upon the number of days the Executive worked in that year) of the Executive's annual bonus to which the Executive would have been entitled had he been employed by the Company through the end of the year in which the termination of the Executive's employment occurs. The cash portion of Executive's annual bonus to which Executive would have been entitled but for this Section 3(d) shall be paid to Executive or his estate or personal representative, as the case may be. The Option portion of Executive's annual bonus to which Executive would have been entitled but for this Section 3(d) shall be divided equally among Mark J. Benun and Isaac Levy.

               (e) Except as provided above, all of Executive's rights to fringe benefits and bonuses hereunder (if any) which accrue or become payable after the termination of the Employment Period shall cease upon such termination.

               (f) Definitions. For purposes of this Agreement:

                    (i) "Cause"  shall mean (a) the  commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (b) over a 365-day period, absenteeism from work for 37 or more equivalent days, excluding illness, vacation days and Jewish holidays, (c) failure to perform duties as reasonably directed by the Board after receiving written notice from the Board and an opportunity to cure such failure within fifteen (15) days of such written notice, (d) gross misconduct, gross negligence, willful malfeasance or willful misconduct with respect to the Company or any of its Subsidiaries,
(e) for any calendar year after 1999, EBITDA for such year being less than $24 million or (f) any other material breach of this Agreement.

                    (ii) "Good Reason" shall mean (a) a material  breach of this
               Agreement by the Company, which breach shall not have been cured by the Company within thirty (30) days of receipt of written notice of such breach, (b) a substantial diminution in the powers and duties of Executive as provided in Section 2 of this Agreement, (c) the assignment of the Executive without his consent of any duties inconsistent with the powers and duties of the Executive as provided in Section 2 of this Agreement, or (d) the Company's demand that Executive be reassigned to a location other than New York, New York.

                    (iii) "Permanent  Disability or Incapacity"  shall mean that the Executive shall be unable to perform the duties hereunder for a period of ninety (90) consecutive calendar days or one hundred eighty (180) days in any calendar year by reason of disability as a result of illness, accident or other physical or mental incapacity or disability.

          5. Confidential Information. Executive acknowledges that the information, observations and data obtained by him while employed by the Company concerning the business or affairs of the Company and its Subsidiaries ("Confidential Information") are the property of the Company and such Subsidiaries. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any of its Subsidiaries which he may then possess or have under his control.

          6. Inventions and Patents. Executive acknowledges that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company ("Work Product") belong to the Company or such Subsidiary. Executive shall promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, executing any assignments, consents, powers of attorney and other instruments).

          7.   Non-Compete, Non-Solicitation.

               (a) In further  consideration  of the  compensation to be paid to
Executive hereunder, Executive acknowledges that in the course of his employment with the Company he shall become familiar, and during his prior employment with the Company he has become familiar, with the Company's trade secrets and with other Confidential Information concerning the Company and its Subsidiaries and that his services have been and shall be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that, during the Employment Period and for two years thereafter (the "Noncompete Period"), he shall not, directly or indirectly, either for himself or for any other person, "participate" anywhere in the world in the business as conducted by or as proposed to be conducted by the Company and its Subsidiaries during the Employment Period, including but not limited to the manufacture, design, marketing, distribution, licensing and sale of children's and teens' (i.e. ages 0-21) apparel or accessories. For purposes of this Agreement, the term "participate" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, franchisor, franchisee, creditor, owner or otherwise; provided, that the term "participate" shall not include ownership of less than 5% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market, or the continued participation by the Executive on the Board of Directors of any company on which he serves as of the date hereof.

               (b) During the Noncompete Period, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company or such Subsidiaries, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (ii) hire any person who was a salaried employee of the Company or any of its Subsidiaries at any time during the Employment Period (except for Mark J. Benun and Isaac Levy, but only in the event that Mr. Benun or Mr. Levy, as applicable, have been terminated by the Company without Cause or for Good Reason, as defined in their respective Employment Agreements) or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any of its Subsidiaries to cease doing business with the Company or such Subsidiaries or in any way interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee or business relation and the Company or any of its Subsidiaries (including, without limitation, making any negative statements or communications about the Company or any of its Subsidiaries).

               (c) If, at the time of enforcement of this Section 7, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Executive agrees that the restrictions contained in this Section 7 are reasonable.

               (d) In the event of the breach or a threatened breach by Executive of any of the provisions of this Section 7, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Executive of this Section 7, the Noncompete Period shall be tolled until such breach or violation has been duly cured.

          8. Executive's Representations. Executive hereby represents and warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (b) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive. Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

          9.  Survival.  Sections  5, 6 and 7 and  Sections  9 through  17 shall
survive   and   continue   in  full  force  in   accordance   with  their  terms
notwithstanding any termination of the Employment Period.

          10. Notices. Any notice provided for in this Agreement shall be in writing and shall be personally delivered, mailed by first class mail, return receipt requested, or sent by reputable overnight courier service to the recipient at the address indicated below:

                    Notices to Executive:

                    Jack M. Benun
                    c/o Happy Kids Inc.
                    100 West 33rd Street
                    Suite 1100
                    New York, NY 10001

                    Notices to the Company:

                    Happy Kids Inc.
                    100 West 33rd Street
                    Suite 1100
                    New York, NY 10001
                    Attention: Chairman

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed. A copy of any notice to the Company shall be sent to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, Attn: James L.

Learner, P.C., and to H.I.G. Capital Management, Inc., 1001 Brickell Bay Drive, 27th Floor, Miami, Florida 33131, Attn: John R. Black and Rick Rosen. A copy of any notice to Executive shall be sent to Buchanan Ingersoll, P.C., College Centre, 500 College Road East, Princeton, N.J. 08540, Attn: David J. Sorin.

          11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12. Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Old Employment Agreement.

          13. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          14.   Counterparts.   This  Agreement  may  be  executed  in  separate
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          15. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

          16. Choice of Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          17. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

          18. Effectiveness. This Agreement shall not be effective for any purpose unless and until the consummation of the merger of HK Merger Corp., a New York Corporation ("HK") with and into the Company (the "Merger"), pursuant to the Agreement and Plan of Merger (as the same may be amended or supplemented, the "Merger Agreement"), entered into as of the date hereof, by and among HK and the Company, in accordance with the Merger Agreement. If the Merger Agreement is terminated prior to consummation of the Merger, this Agreement shall be deemed void ab initio and of no further effect.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first written above.


                                            HAPPY KIDS INC.



                                            By:  /s/ Jack M. Benun
                                                 ------------------------------

                                                       Jack M. Benun
                                                 Name: -------------------------

                                                       President
                                                 Its:  -------------------------


                                            /s/ Jack M. Benun
                                            -----------------------------------
                                             Jack M. Benun

                             EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of September 17, 1999, by and between Happy Kids Inc., a New York corporation (the "Company"), and Mark J. Benun ("Executive"). The Company and the Executive are each referred to herein individually as a "Party" and collectively as the "Parties."

          WHEREAS, the Executive has entered into that certain Employment Agreement, dated as of January 1, 1998 (the "Old Employment Agreement"), with the Company.

          WHEREAS, the Company and Executive wish to terminate the Old Employment Agreement and the Company and Executive wish to enter into this Agreement to set forth the new employment relationship between the Company and Executive.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Employment. The Company shall employ Executive, and Executive hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning upon the consummation of the Merger and ending as provided in Section 4 hereof (the "Employment Period").

          2.   Position and Duties.

               (a) During the Employment Period, Executive shall serve as the Executive Vice President and Secretary of the Company and shall have the normal duties, responsibilities and authority of the Executive Vice President and Secretary, subject to the power of the Board of Directors of the Company (the "Board"), to expand or limit such duties, responsibilities and authority and to override actions of the Executive Vice President and Secretary.

               (b) Executive shall report to the President, and Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform all duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

               (c) For purposes of this Agreement, "Subsidiaries" shall mean any corporation of which the securities having a majority of the voting power in electing directors are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

          3.   Base Salary and Benefits.

               (a) Executive's base salary shall be $300,000 per annum during the Employment Period (the "Base Salary"), which salary shall be payable in regular installments in accordance with the Company's general payroll practices and shall be subject to customary withholding.

               (b) In addition to the Base Salary, Executive will be eligible to receive an annual bonus based on the Company achieving the annual EBITDA targets as follows:

                    (i) If EBITDA for calendar year 2000 ("2000 EBITDA") is an amount greater than $29 million, then the 2000 bonus ("2000 Bonus") shall be $1.583, payable in cash, for every $1 by which 2000 EBITDA exceeds $29 million; provided, however, that the 2000 Bonus shall not exceed $1,583,333.33. Notwithstanding the above, in the event that both (a) the 2000 EBITDA is greater than $30 million and (b) the sum of EBITDA for calendar year 1999 ("1999 EBITDA") and 2000 EBITDA is greater than $54 million, then the 2000 Bonus shall be increased by $1.583, payable in cash, for every $1 by which 2000 EBITDA exceeds $30 million, provided however that such increase shall not exceed $1,583,333.33.

                    (ii) If EBITDA for calendar year 2001 ("2001 EBITDA") is an amount greater than or equal to $36 million, then the 2001 bonus shall be paid by the issuance by the Company of stock options for the Company's Common Stock (the "Option"). The Option shall be for 37,075 shares of Common Stock (as adjusted for stock splits, dividends, etc., occurring after the date hereof), which will be 1% of the issued and outstanding common stock immediately following the consummation of the Merger (as defined below). The exercise price of the Option shall be $7.164 (as adjusted for stock splits, dividends, etc. occurring after the date hereof). Notwithstanding the above, in the event that both
          (a) the 2001 EBITDA is greater than $36 million and (b) the sum of 2000 EBITDA and 2001 EBITDA is greater than $65 million, then the 2001 Bonus shall also include $1.583, payable in cash, for every $1 by which 2001 EBITDA exceeds $36 million, provided however that such amount shall not exceed the 2000 Shortfall. The "2000 Shortfall" shall mean the amount, if any, by which $1,583,333.33 exceeds the 2000 Bonus.

     The bonus for 2000 will be payable no later than five days after receipt by the Company of its audited financial statements, but in no event later than April 30 of the following year. If the Company purchases, exchanges, or otherwise acquires any material stock, assets or liabilities of another company other than in the ordinary course of business consistent with past practice (the "Acquisition"), the parties will mutually agree to reset the above annual EBITDA targets to appropriately reflect the EBITDA of the acquired business; provided, however, that in the absence of such mutual agreement, the 1999 EBITDA, 2000 EBITDA and 2001 EBITDA will be adjusted to ignore any impact relating to such Acquisition that occurred.

               (c) For purposes of this Agreement, "EBITDA" means, with respect to any period, the Company's consolidated audited net income for such period (including or excluding any Acquisition as appropriate, pursuant to Section 3(b)):

                    (i) plus interest expense for such period to the extent deducted (included) in computing net income for such period;

                    (ii) plus federal, state, local and foreign income taxes for such period to the extent deducted in computing net income for such period;

                    (iii) plus depreciation expense and amortization expense for such period to the extent deducted in computing net income for such period;

                    (iv)   plus non-recurring, non-operating expenses;

                    (v) less extraordinary gains for such period to the extent included in computing net income for such period; and

                    (vi)   plus the 2000 bonus if expensed in such period.

               (d) During the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible and shall be entitled to a minimum of three weeks vacation each year and paid holidays in accordance with the Company's policy as may be in effect from time to time.

               (e) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

               (f) Notwithstanding the foregoing provisions of this Section 3, upon the occurrence of an Approved Sale (as defined in that certain Shareholders Agreement by and among the Company, HK Merger Corp. and the persons set forth on
Schedule I thereto, and dated the date hereof), after December 31, 1999 and prior to December 31, 2000, the Executive shall be entitled to receive, at such time and in full, the maximum 2000 Bonus, as applicable, only if Executive no longer holds the role and responsibility of President and Chief Executive Officer of the Company. Notwithstanding the foregoing, Executive shall have the option to reduce such bonus payment to an amount which shall be no greater than $1 less than 300% of Executive's "Base Amount," as such term is defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, as determined for the taxable year in which the Approved Sale occurs.

          4.   Termination and Severance.

               (a) The Employment Period shall end on September 17, 2002; provided that (i) the Employment Period shall terminate prior to such date upon Executive's resignation, death or Permanent Disability or Incapacity and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. The Employment Period shall be automatically renewed for additional one year periods unless otherwise terminated upon sixty (60) days prior written notice by the Company or the Executive.

               (b) If the Employment Period is terminated by the Company without Cause or if Executive resigns for Good Reason prior to September 17, 2002, Executive shall be entitled to receive immediately upon the date of termination: (i) his Base Salary and health benefits for one hundred eighty
(180) days after the date of termination of Executive's employment and (ii) the maximum 2000 Bonus to which Executive would have been entitled had he been employed by the Company through the end of the term of this Agreement and had he met the applicable EBITDA targets, if and only if Executive (x) has not breached the provisions of Sections 5, 6 and 7 hereof, and (y) has executed and delivered to the Company a general release in form and substance satisfactory to the Company.

               (c) If the Employment Period is terminated by the Company for Cause or Executive resigns without Good Reason, Executive shall be entitled to receive his Base Salary and accrued and unused vacation through the date of termination.

               (d) If the Employment Period is terminated by reason of the Executive's death or Permanent Disability or Incapacity, Executive or his estate or personal representative, as the case may be, shall be entitled to receive his Base Salary at the then current rate for three (3) months after the termination and the pro rata portion (based upon the number of days the Executive worked in that year) of the Executive's annual bonus to which the Executive would have been entitled had he been employed by the Company through the end of the year in which the termination of the Executive's employment occurs. The cash portion of Executive's annual bonus to which Executive would have been entitled but for this Section 3(d) shall be paid to Executive or his estate or personal representative, as the case may be. The Option portion of Executive's annual bonus to which Executive would have been entitled but for this Section 3(d) shall be divided equally among Jack M. Benun and Isaac Levy.

               (e) Except as provided above, all of Executive's rights to fringe benefits and bonuses hereunder (if any) which accrue or become payable after the termination of the Employment Period shall cease upon such termination.

               (f)  Definitions. For purposes of this Agreement:

                    (i) "Cause" shall mean (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (b) over a 365-day period, absenteeism from work for 37 or more equivalent days, excluding illness, vacation days and Jewish holidays, (c) failure to perform duties as reasonably directed by the Board after receiving written notice from the Board and an opportunity to cure such failure within fifteen (15) days of such written notice, (d) gross misconduct, gross negligence, willful malfeasance or willful misconduct with respect to the Company or any of its Subsidiaries, (e) for any calendar year after 1999, EBITDA for such year being less than $24 million or (f) any other material breach of this Agreement.

                    (ii) "Good Reason" shall mean (a) a material breach of this Agreement by the Company, which breach shall not have been cured by the Company within thirty (30) days of receipt of written notice of such breach, (b) a substantial diminution in the powers and duties of Executive as provided in Section 2 of this Agreement, (c) the assignment of the Executive without his consent of any duties inconsistent with the powers and duties of the Executive as provided in Section 2 of this Agreement, or (d) the Company's demand that Executive be reassigned to a location other than New York, New York.

                    (iii) "Permanent Disability or Incapacity" shall mean that the Executive shall be unable to perform the duties hereunder for a period of ninety (90) consecutive calendar days or one hundred eighty
          (180) days in any calendar year by reason of disability as a result of illness, accident or other physical or mental incapacity or disability.

          5. Confidential Information. Executive acknowledges that the information, observations and data obtained by him while employed by the Company concerning the business or affairs of the Company and its Subsidiaries ("Confidential Information") are the property of the Company and such Subsidiaries. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any of its Subsidiaries which he may then possess or have under his control.

          6. Inventions and Patents. Executive acknowledges that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company ("Work Product") belong to the Company or such Subsidiary. Executive shall promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, executing any assignments, consents, powers of attorney and other instruments).

          7.   Non-Compete, Non-Solicitation.

               (a) In further consideration of the compensation to be paid to Executive hereunder, Executive acknowledges that in the course of his employment with the Company he shall become familiar, and during his prior employment with the Company he has become familiar, with the Company's trade secrets and with other Confidential Information concerning the Company and its Subsidiaries and that his services have been and shall be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that, during the Employment Period and for two years thereafter (the "Noncompete Period"), he shall not, directly or indirectly, either for himself or for any other person, "participate" anywhere in the world in the business as conducted by or as proposed to be conducted by the Company and its Subsidiaries during the Employment Period, including but not limited to the manufacture, design, marketing, distribution, licensing and sale of children's and teens' (i.e. ages 0-21) apparel or accessories. For purposes of this Agreement, the term "participate" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, franchisor, franchisee, creditor, owner or otherwise; provided, that the term "participate" shall not include ownership of less than 5% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market, or the continued participation by the Executive on the Board of Directors of any company on which he serves as of the date hereof.

               (b) During the Noncompete Period, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company or such Subsidiaries, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (ii) hire any person who was a salaried employee of the Company or any of its Subsidiaries at any time during the Employment Period (except for Jack M. Benun and Isaac Levy, but only in the event that Mr. Benun or Mr. Levy, as applicable, have been terminated by the Company without Cause or for Good Reason, as defined in their respective Employment Agreements) or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any of its Subsidiaries to cease doing business with the Company or such Subsidiaries or in any way interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee or business relation and the Company or any of its Subsidiaries (including, without limitation, making any negative statements or communications about the Company or any of its Subsidiaries).

               (c) If, at the time of enforcement of this Section 7, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Executive agrees that the restrictions contained in this Section 7 are reasonable.

               (d) In the event of the breach or a threatened breach by Executive of any of the provisions of this Section 7, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Executive of this Section 7, the Noncompete Period shall be tolled until such breach or violation has been duly cured.

          8. Executive's Representations. Executive hereby represents and warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (b) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive. Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

          9. Survival. Sections 5, 6 and 7 and Sections 9 through 17 shall survive and continue in full force in accordance with their terms notwithstanding any termination of the Employment Period.

          10. Notices. Any notice provided for in this Agreement shall be in writing and shall be personally delivered, mailed by first class mail, return receipt requested, or sent by reputable overnight courier service to the recipient at the address indicated below:

               Notices to Executive:

               Mark J. Benun
               c/o Happy Kids Inc.
               100 West 33rd Street
               Suite 1100
               New York, NY 10001

               Notices to the Company:

               Happy Kids Inc.
               100 West 33rd Street
               Suite 1100
               New York, NY 10001
               Attention:  Chairman

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed. A copy of any notice to the Company shall be sent to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, Attn: James L.

Learner, P.C., and to H.I.G. Capital Management, Inc., 1001 Brickell Bay Drive, 27th Floor, Miami, Florida 33131, Attn: John R. Black and Rick Rosen. A copy of any notice to Executive shall be sent to Buchanan Ingersoll, P.C., College Centre, 500 College Road East, Princeton, N.J. 08540, Attn: David J. Sorin.

          11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12. Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Old Employment Agreement.

          13. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          14. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          15. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

          16. Choice of Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          17. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

          18. Effectiveness. This Agreement shall not be effective for any purpose unless and until the consummation of the merger of HK Merger Corp., a New York Corporation ("HK") with and into the Company (the "Merger"), pursuant to the Agreement and Plan of Merger (as the same may be amended or supplemented, the "Merger Agreement"), entered into as of the date hereof, by and among HK and the Company, in accordance with the Merger Agreement. If the Merger Agreement is terminated prior to consummation of the Merger, this Agreement shall be deemed void ab initio and of no further effect.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first written above.


                                             HAPPY KIDS INC.


                                             By:  /s/ Jack M. Benun
                                                  ------------------------------

                                                       Jack M. Benun
                                                 Name: -------------------------
                                                       President
                                                 Its:  -------------------------



                                             /s/ Mark J. Benun
                                             -----------------------------------
                                             Mark J. Benun

                             EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of September 17, 1999, by and between Happy Kids Inc., a New York corporation (the "Company"), and Isaac Levy ("Executive"). The Company and the Executive are each referred to herein individually as a "Party" and collectively as the "Parties."

          WHEREAS, the Executive has entered into that certain Employment Agreement, dated as of January 1, 1998 (the "Old Employment Agreement"), with the Company.

          WHEREAS, the Company and Executive wish to terminate the Old Employment Agreement and the Company and Executive wish to enter into this Agreement to set forth the new employment relationship between the Company and Executive.

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Employment. The Company shall employ Executive, and Executive hereby accepts employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning upon the consummation of the Merger and ending as provided in Section 4 hereof (the "Employment Period").

          2.   Position and Duties.

               (a) During the Employment Period, Executive shall serve as the Senior Vice President of the Company and shall have the normal duties, responsibilities and authority of the Senior Vice President, subject to the power of the Board of Directors of the Company (the "Board"), to expand or limit such duties, responsibilities and authority and to override actions of the Senior Vice President.

               (b) Executive shall report to the President, and Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform all duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

               (c) For purposes of this Agreement, "Subsidiaries" shall mean any corporation of which the securities having a majority of the voting power in electing directors are, at the time of determination, owned by the Company, directly or through one or more Subsidiaries.

          3.   Base Salary and Benefits.

               (a) Executive's base salary shall be $300,000 per annum during the Employment Period (the "Base Salary"), which salary shall be payable in regular installments in accordance with the Company's general payroll practices and shall be subject to customary withholding.

               (b) In addition to the Base Salary, Executive will be eligible to receive an annual bonus based on the Company achieving the annual EBITDA targets as follows:

                    (i) If EBITDA for calendar year 2000 ("2000 EBITDA") is an amount greater than $29 million, then the 2000 bonus ("2000 Bonus") shall be $1.583, payable in cash, for every $1 by which 2000 EBITDA exceeds $29 million; provided, however, that the 2000 Bonus shall not exceed $1,583,333.33. Notwithstanding the above, in the event that both (a) the 2000 EBITDA is greater than $30 million and (b) the sum of EBITDA for calendar year 1999 ("1999 EBITDA") and 2000 EBITDA is greater than $54 million, then the 2000 Bonus shall be increased by $1.583, payable in cash, for every $1 by which 2000 EBITDA exceeds $30 million, provided however that such increase shall not exceed $1,583,333.33.

                    (ii) If EBITDA for calendar year 2001 ("2001 EBITDA") is an amount greater than or equal to $36 million, then the 2001 bonus shall be paid by the issuance by the Company of stock options for the Company's Common Stock (the "Option"). The Option shall be for 37,075 shares of Common Stock (as adjusted for stock splits, dividends, etc., occurring after the date hereof), which will be 1% of the issued and outstanding common stock immediately following the consummation of the Merger (as defined below). The exercise price of the Option shall be $7.164 (as adjusted for stock splits, dividends, etc. occurring after the date hereof). Notwithstanding the above, in the event that both
          (a) the 2001 EBITDA is greater than $36 million and (b) the sum of 2000 EBITDA and 2001 EBITDA is greater than $65 million, then the 2001 Bonus shall also include $1.583, payable in cash, for every $1 by which 2001 EBITDA exceeds $36 million, provided however that such amount shall not exceed the 2000 Shortfall. The "2000 Shortfall" shall mean the amount, if any, by which $1,583,333.33 exceeds the 2000 Bonus.

     The bonus for 2000 will be payable no later than five days after receipt by the Company of its audited financial statements, but in no event later than April 30 of the following year. If the Company purchases, exchanges, or otherwise acquires any material stock, assets or liabilities of another company other than in the ordinary course of business consistent with past practice (the "Acquisition"), the parties will mutually agree to reset the above annual EBITDA targets to appropriately reflect the EBITDA of the acquired business; provided, however, that in the absence of such mutual agreement, the 1999 EBITDA, 2000 EBITDA and 2001 EBITDA will be adjusted to ignore any impact relating to such Acquisition that occurred.

               (c) For purposes of this Agreement, "EBITDA" means, with respect to any period, the Company's consolidated audited net income for such period (including or excluding any Acquisition as appropriate, pursuant to Section 3(b)):

                    (i) plus interest expense for such period to the extent deducted (included) in computing net income for such period;

                    (ii) plus federal, state, local and foreign income taxes for such period to the extent deducted in computing net income for such period;

                    (iii) plus depreciation expense and amortization expense for such period to the extent deducted in computing net income for such period;

                    (iv)   plus non-recurring, non-operating expenses;

                    (v) less extraordinary gains for such period to the extent included in computing net income for such period; and

                    (vi)   plus the 2000 bonus if expensed in such period.

               (d) During the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible and shall be entitled to a minimum of three weeks vacation each year and paid holidays in accordance with the Company's policy as may be in effect from time to time.

               (e) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

               (f) Notwithstanding the foregoing provisions of this Section 3, upon the occurrence of an Approved Sale (as defined in that certain Shareholders Agreement by and among the Company, HK Merger Corp. and the persons set forth on
Schedule I thereto, and dated the date hereof), after December 31, 1999 and prior to December 31, 2000, the Executive shall be entitled to receive, at such time and in full, the maximum 2000 Bonus, as applicable, only if Executive no longer holds the role and responsibility of President and Chief Executive Officer of the Company. Notwithstanding the foregoing, Executive shall have the option to reduce such bonus payment to an amount which shall be no greater than $1 less than 300% of Executive's "Base Amount," as such term is defined in
Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, as determined for the taxable year in which the Approved Sale occurs.

          4.   Termination and Severance.

               (a) The Employment Period shall end on September 17, 2002; provided that (i) the Employment Period shall terminate prior to such date upon Executive's resignation, death or Permanent Disability or Incapacity and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. The Employment Period shall be automatically renewed for additional one year periods unless otherwise terminated upon sixty (60) days prior written notice by the Company or the Executive.

               (b) If the Employment Period is terminated by the Company without Cause or if Executive resigns for Good Reason prior to September 17, 2002, Executive shall be entitled to receive immediately upon the date of termination: (i) his Base Salary and health benefits for one hundred eighty
(180) days after the date of termination of Executive's employment and (ii) the maximum 2000 Bonus to which Executive would have been entitled had he been employed by the Company through the end of the term of this Agreement and had he met the applicable EBITDA targets, if and only if Executive (x) has not breached the provisions of Sections 5, 6 and 7 hereof, and (y) has executed and delivered to the Company a general release in form and substance satisfactory to the Company.

               (c) If the Employment Period is terminated by the Company for Cause or Executive resigns without Good Reason, Executive shall be entitled to receive his Base Salary and accrued and unused vacation through the date of termination.

               (d) If the Employment Period is terminated by reason of the Executive's death or Permanent Disability or Incapacity, Executive or his estate or personal representative, as the case may be, shall be entitled to receive his Base Salary at the then current rate for three (3) months after the termination and the pro rata portion (based upon the number of days the Executive worked in that year) of the Executive's annual bonus to which the Executive would have been entitled had he been employed by the Company through the end of the year in which the termination of the Executive's employment occurs. The cash portion of Executive's annual bonus to which Executive would have been entitled but for this Section 3(d) shall be paid to Executive or his estate or personal representative, as the case may be. The Option portion of Executive's annual bonus to which Executive would have been entitled but for this Section 3(d) shall be divided equally among Jack M. Benun and Mark J. Benun.

               (e) Except as provided above, all of Executive's rights to fringe benefits and bonuses hereunder (if any) which accrue or become payable after the termination of the Employment Period shall cease upon such termination.

               (f)  Definitions. For purposes of this Agreement:

                    (i) "Cause" shall mean (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (b) over a 365-day period, absenteeism from work for 37 or more equivalent days, excluding illness, vacation days and Jewish holidays, (c) failure to perform duties as reasonably directed by the Board after receiving written notice from the Board and an opportunity to cure such failure within fifteen (15) days of such written notice, (d) gross misconduct, gross negligence, willful malfeasance or willful misconduct with respect to the Company or any of its Subsidiaries, (e) for any calendar year after 1999, EBITDA for such year being less than $24 million or (f) any other material breach of this Agreement.

                    (ii) "Good Reason" shall mean (a) a material breach of this Agreement by the Company, which breach shall not have been cured by the Company within thirty (30) days of receipt of written notice of such breach, (b) a substantial diminution in the powers and duties of Executive as provided in Section 2 of this Agreement, (c) the assignment of the Executive without his consent of any duties inconsistent with the powers and duties of the Executive as provided in Section 2 of this Agreement, or (d) the Company's demand that Executive be reassigned to a location other than New York, New York.

                    (iii) "Permanent Disability or Incapacity" shall mean that the Executive shall be unable to perform the duties hereunder for a period of ninety (90) consecutive calendar days or one hundred eighty
          (180) days in any calendar year by reason of disability as a result of illness, accident or other physical or mental incapacity or disability.

          5. Confidential Information. Executive acknowledges that the information, observations and data obtained by him while employed by the Company concerning the business or affairs of the Company and its Subsidiaries ("Confidential Information") are the property of the Company and such Subsidiaries. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any of its Subsidiaries which he may then possess or have under his control.

          6. Inventions and Patents. Executive acknowledges that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company ("Work Product") belong to the Company or such Subsidiary. Executive shall promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, executing any assignments, consents, powers of attorney and other instruments).

          7.   Non-Compete, Non-Solicitation.

               (a) In further consideration of the compensation to be paid to Executive hereunder, Executive acknowledges that in the course of his employment with the Company he shall become familiar, and during his prior employment with the Company he has become familiar, with the Company's trade secrets and with other Confidential Information concerning the Company and its Subsidiaries and that his services have been and shall be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that, during the Employment Period and for two years thereafter (the "Noncompete Period"), he shall not, directly or indirectly, either for himself or for any other person, "participate" anywhere in the world in the business as conducted by or as proposed to be conducted by the Company and its Subsidiaries during the Employment Period, including but not limited to the manufacture, design, marketing, distribution, licensing and sale of children's and teens' (i.e. ages 0-21) apparel or accessories. For purposes of this Agreement, the term "participate" includes any direct or indirect interest in any enterprise, whether as an officer, director, employee, partner, sole proprietor, agent, representative, independent contractor, consultant, franchisor, franchisee, creditor, owner or otherwise; provided, that the term "participate" shall not include ownership of less than 5% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market, or the continued participation by the Executive on the Board of Directors of any company on which he serves as of the date hereof.

               (b) During the Noncompete Period, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company or such Subsidiaries, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (ii) hire any person who was a salaried employee of the Company or any of its Subsidiaries at any time during the Employment Period (except for Jack M. Benun and Mark J. Benun, but only in the event that Jack M. Benun or Mark J. Benun, as applicable, have been terminated by the Company without Cause or for Good Reason, as defined in their respective Employment Agreements) or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any of its Subsidiaries to cease doing business with the Company or such Subsidiaries or in any way interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee or business relation and the Company or any of its Subsidiaries (including, without limitation, making any negative statements or communications about the Company or any of its Subsidiaries).

               (c) If, at the time of enforcement of this Section 7, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Executive agrees that the restrictions contained in this Section 7 are reasonable.

               (d) In the event of the breach or a threatened breach by Executive of any of the provisions of this Section 7, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Executive of this Section 7, the Noncompete Period shall be tolled until such breach or violation has been duly cured.

          8. Executive's Representations. Executive hereby represents and warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (b) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive. Executive hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

          9. Survival. Sections 5, 6 and 7 and Sections 9 through 17 shall survive and continue in full force in accordance with their terms notwithstanding any termination of the Employment Period.

          10. Notices. Any notice provided for in this Agreement shall be in writing and shall be personally delivered, mailed by first class mail, return receipt requested, or sent by reputable overnight courier service to the recipient at the address indicated below:

               Notices to Executive:

               Isaac Levy
               c/o Happy Kids Inc.
               100 West 33rd Street
               Suite 1100
               New York, NY 10001

               Notices to the Company:

               Happy Kids Inc.
               100 West 33rd Street
               Suite 1100
               New York, NY 10001
               Attention: Chairman

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or mailed. A copy of any notice to the Company shall be sent to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601, Attn: James L.

Learner, P.C., and to H.I.G. Capital Management, Inc., 1001 Brickell Bay Drive, 27th Floor, Miami, Florida 33131, Attn: John R. Black and Rick Rosen. A copy of any notice to Executive shall be sent to Buchanan Ingersoll, P.C., College Centre, 500 College Road East, Princeton, N.J. 08540, Attn: David J. Sorin.

          11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12. Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Old Employment Agreement.

          13. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          14. Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          15. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

          16. Choice of Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          17. Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

          18. Effectiveness. This Agreement shall not be effective for any purpose unless and until the consummation of the merger of HK Merger Corp., a New York Corporation ("HK") with and into the Company (the "Merger"), pursuant to the Agreement and Plan of Merger (as the same may be amended or supplemented, the "Merger Agreement"), entered into as of the date hereof, by and among HK and the Company, in accordance with the Merger Agreement. If the Merger Agreement is terminated prior to consummation of the Merger, this Agreement shall be deemed void ab initio and of no further effect.

                                    * * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first written above.


                                            HAPPY KIDS INC.


                                                 /s/ Jack M. Benun
                                            By:  -------------------------------

                                                       Jack M. Benun
                                                 Name: -------------------------

                                                       President
                                                 Its: --------------------



                                            /s/ Isaac Levy
                                            ---------------------------------
                                            Isaac Levy